Exhibit 99.9

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Business Review Day

New York Tri-State Region

Mary Ann Tighe

Chief Executive Officer

March 23, 2005

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2004 Total Americas Revenue Percentages

[CHART]

2004 New York Tri-State Business Activity Statistics

Employees	1,170

Sales Professionals	388

Total Transaction Value	$13.3 billion

Property Sales (Transaction Value)	$3.5 billion

Property Leasing (Transaction Value)	$9.8 billion

Leasing Activity	32 million sq.ft.

Property Management Portfolio	34 million sq.ft.

Available Space – Midtown Direct and Sublet

[CHART]

Figures are year-end unless otherwise noted.

Recent Accomplishments (Past 3 Months)

•                  Midtown

•                  Lehman Brothers

•                  308,000 sq.ft. at 1301 Sixth Avenue

•                  Latham & Watkins

•                  319,000 sq.ft at 885 Third Avenue

•                  King & Spalding

•                  221,000 sq.ft. at 1185 Sixth Avenue

•                  Amerada Hess

•                  127,000 sq.ft. at 1185 Sixth Avenue

•                  Downtown

•                  7 World Trade Center

•                  1.7 million sq.ft leasing assignment

•                  Fried Frank Harris Shriver & Jacobson

•                  380,000 sq.ft at One New York Plaza

•                  Bowne

•                  203,000 sq.ft. at 55 Water Street

CBRE Unique Value Proposition

•                  Required Disciplines

•                  Market Clout

•                  Specific Real-Time Data

Required Disciplines

Full Spectrum Services

•                  Asset Services

•                  Corporate Services

•                  Investment Properties

•                  Landlord Representation

•                  Tenant Representation

•                  Valuation

Quantitative Analysis - Cash vs Book

Pre Tax Cash Basis (in 000’s)		RSF	Total	NPV @ 11%	2005	2006	2007	2008	2009	Avg. 2010 - 2013

1.	Keep Building A & Expand @ Suburban Location	85,000	$15,293	$10,314	$2,977	$1,413	$1,435	$1,458	$1,481	$1,636

2.	Sell Building A & Split Locations	72,000	$22,792	$12,966	$713	$2,192	$2,217	$2,242	$2,268	$2,570

Incremental cost (benefit) of Building A Sale / Relocation		—	$7,499	$2,652	$(2,264)	$779	$782	$784	$787	$934

Pre Tax P&L Basis (in 000’s)		RSF	Total	Avg. Annual	2005	2006	2007	2008	2009	Avg. 2010 - 2013

1.	Keep Building A & Expand @ Suburban Location	85,000	$17,269	$1,727	$1,502	$1,658	$1,682	$1,705	$1,714	$1,762

2.	Sell Building A & Split Locations	72,000	$24,758	$2,476	$(201)	$2,640	$2,665	$2,690	$2,716	$2,785

Incremental cost (benefit) of Building A Sale / Relocation		—	$7,489	$749	$(1,703)	$982	$983	$985	$1,002	$1,023

Labor/Incentive Analysis - Call Centers

Phase I	Phase II	Phase III	Phase IV

Labor Market	Community	Tax &	Global Real
Analysis	Evaluation	Incentive	Estate
		Analysis	Brokerage

	Short List	Choose
Internal	Candidate	Candidate	Occupy
Interview	Communities	Community

4-6 Weeks	3-5 Weeks	3-4 Weeks	6-10 Weeks

Capital Expenditure Analysis - Interior Construction

Step 1	Step 2	Step 3

STRATEGIC	LEASE ANALYSIS/	DESIGN
PLANNING	TEAM SELECTION	MANAGEMENT

Step 4	Step 5	Step 6

POST
CONSTRUCTION	MOVE	OCCUPANCY
MANAGEMENT	MANAGEMENT	ANALYSIS

Human Resource Analysis

Today

U.S. Operations

Tomorrow

U.S.	Overseas	Work
Call Center	Operations	From Home

CBRE Unique Value Proposition

•                  Required Disciplines

•                  Market Clout

Market Clout

[GRAPHIC]

Crain’s New York Business

•                  23 of top 50 deals

•                  7 of top 10

•                  #1 for 8th year in a row

2004 NYC Tenant Representation Marketshare*

[CHART]

* Deals 10K+ sq.ft.

Source: CBRE statistics

2004 NYC Landlord Representation Marketshare*

[CHART]

* Deals 10K+ sq.ft.

Source: CBRE statistics

2004 Suburban Tenant Representation Marketshare*

[CHART]

* Deals 10K+ sq.ft.

Source: CBRE statistics

2004 Suburban Landlord Representation Marketshare*

[CHART]

* Deals 10K+ sq.ft.

Source: CBRE statistics

REITs/Public Companies that have Outsourced Leasing Responsibility to CBRE

•                  Boston Properties

•                  Times Square Tower

•                  599 Lexington Avenue

•                  28 Park Avenue

•                  Brookfield Properties Corporation

•                  3 World Financial Center

•                  Equity Office Properties Trust

•                  825 Eighth Avenue

•                  527 Madison Avenue

•                  Forest City Ratner

•                  MetroTech

•                  Pierrepont Plaza

•                  Atlantic Terminal

•                  New York Times Building

•                  Harlem Center

•                  Mack-Cali Realty Corporation

•                  Harborside Financial Center (Plaza 4 & 5)

•                  Plaza 1, Jersey City

•                  Reckson Associates

•                  Tower 45

(120 West 45th Street)

•                  Vornado Realty Trust

•                  909 Third Avenue

Institutional Property Owner

2004 - 2005 Tenant Representation Marketshare

[CHART]

CBRE Unique Value Proposition

•                  Market Clout

•                  Required Disciplines

•                  Specific Real-Time Data

Specific Real-Time Data

[CHART]

	Market Research		Strategic Planning
	FULL TIME STAFF OF 10+		Group Meetings BI-WEEKLY

Third-Party Sources				Executive Market
CO- STAR/LOOPNET		Property View Tentracs		Meetings BI-WEEKLY
Tenants in the Market (TIM)
Lease Comps
Canvassing Notes				Senior Training Groups
240 MANHATTAN				DAILY
BROKERS

	Deal Sheets		Exchange Meetings
	#1 MARKET SHARE		MONTHLY
Senior Group
Meetings
4 PER WEEK

The Power of CBRE Market Data

Proprietary

Analytics

Stack Plans

Lease Expirations / Roll-off

Tenants in the Market

Leasing Comparables

Commodity

Listing Data

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